Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

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In re:	§	Chapter 11
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EP ENERGY CORPORATION, et al.,[1]	§	Case No. 19-35654 (MI)
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	§	(Jointly Administered)
Debtor.	§
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STIPULATION OF SETTLEMENT REGARDING
BACKSTOP AGREEMENT AND PLAN SUPPORT AGREEMENT

This stipulation (the “Stipulation”) is entered into by and among (i) EP Energy Corporation and its chapter 11 debtor affiliates (the “Debtors”); (ii) Elliott Associates, L.P. and Elliott International, L.P. (together, “Elliott”); (iii) AOP VII (EPE Intermediate), L.P., ANRP (EPE Intermediate), L.P., ANRP (Corp AIV), L.P., Apollo Investment Fund VII, L.P., Apollo Overseas Partners (Delaware 892) VII, L.P., Apollo Investment Fund (PB) VII, L.P. (together, “Apollo”); (iv) Avenue Energy Opportunities Fund, L.P., Avenue Energy Opportunities Fund II, L.P., Avenue Strategic Opportunities Fund, L.P., Avenue Special Opportunities Fund II, L.P. (together, “Avenue”); (v) AI Drilling Investments LLC and AI FQ Holdings LLC (together, “Access”; together with Elliott, Apollo, and Avenue, and each in its capacity as a “Commitment Party under the BCA (as defined below), the “Commitment Parties”) and as a “Supporting Noteholder” under the PSA (as defined below), the “Supporting Noteholders”). The Debtors, the Supporting Noteholders, and the Commitment Parties collectively are referred to in this Stipulation as the “Parties,” and, each, as a “Party.” The Parties hereby agree as follows:

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: EP Energy Corporation (2728), EPE Acquisition, LLC (5855), EP Energy LLC (1021), Everest Acquisition Finance Inc. (0996), EP Energy Global LLC (7534), EP Energy Management, L.L.C. (5013), EP Energy Resale Company, L.L.C. (9561), and EP Energy E&P Company, L.P. (7092). The Debtors’ primary mailing address is 1001 Louisiana Street, Houston, TX 77002.

AGREEMENT

A.                WHEREAS, on October 3, 2019 (the “Petition Date”), the Debtors commenced with this Court voluntary cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”); and

B.                 WHEREAS, on October 18, 2019, the Parties, together with certain other parties, entered into that certain Backstop Commitment Agreement (the “BCA”) and that certain Plan Support Agreement (the “PSA”); and

C.                 WHEREAS, on November 25, 2019, the Court entered an order approving the Debtors’ entry into the BCA (ECF No. 483) (the “Backstop Order”); and

D.                WHEREAS, on January 14, 2020, the Court entered an order approving the Disclosure Statement for Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and its Affiliated Debtors (ECF No. 691) and authorizing solicitation of votes on the Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and Its Affiliated Debtors (ECF No 685) (the “Plan”); and

E.                 WHEREAS, on certain dates between February 26, 2020 and March 12, 2020, the Court held trial and hearings to consider confirmation of the Plan; and

F.                  WHEREAS, on March 12, 2020, the Court entered the Proposed Findings of Fact, Conclusions of Law, and Order (I) Confirming Fourth Amended Joint Chapter 1 Plan of EP Energy Corporation and Its Affiliated Debtors and (II) Granting Related Relief (ECF No. 1049) (the “Confirmation Order”); and

G.                WHEREAS, to resolve certain potential claims between (i) the Debtors, on the one hand, and (ii) the Supporting Noteholders and Commitment Parties, on the other hand, the Parties now mutually desire to amend and terminate the PSA and the BCA on the terms set forth herein.

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED AMONG THE PARTIES THAT:

1.                  Pursuant to Section 10.7 of the BCA, Section 9.6(b) of the BCA is amended to provide that the “Termination Fee” (as defined in the BCA) shall not be payable to the Commitment Parties if the BCA is terminated consensually by the Debtors and the Commitment Parties pursuant to Section 9.1 of the BCA, subject to the Debtors’ compliance with the terms of any such agreement terminating the BCA.

2.                  The PSA and the BCA, as amended by the preceding paragraph, are hereby terminated consensually by the Parties pursuant to Section 9.1 of the BCA and Section 6(f) of the PSA.

3.                  The Debtors shall reimburse all fees, costs and expenses of the Supporting Noteholders and the Commitment Parties (as defined in the BCA), including without limitation the fees and expenses of each of the Advisors (as defined in the BCA), in each case incurred on or before the date on which the Court approves this Stipulation. As a result of the preceding paragraphs 1 and 2, no Termination Fee or other amount shall be payable under the BCA or the PSA except as expressly set forth in this paragraph 3. Any and all agreements between the Debtors and an advisor to an Supporting Noteholder or a Commitment Party regarding the payment of fees in connection with these chapter 11 cases or the restructuring of the Debtors shall be deemed terminated as of the date on which the Court approves this Stipulation without any further actions by any Party, and the Debtors shall not be obligated to pay any fees or expenses under any such agreement (including pursuant to any “fee tail” arrangement), in each case after such date. Notwithstanding anything to the contrary in this Stipulation, the Debtors’ indemnification and contribution obligations under Article VIII of the BCA shall survive the termination of the BCA under this Stipulation and shall extend to Losses (as defined in the BCA) arising out of or in connection with this Stipulation or any challenge, litigation, investigation, or proceeding related thereto, and no Commitment Party shall be deemed to be a Defaulting Commitment Party (as defined in the BCA) thereunder. The Debtors shall continue to provide and perform such obligations in accordance with the terms and conditions of the BCA as modified hereby.

4.                  In consideration of this Stipulation, the Debtors hereby, on behalf of themselves and their respective successors, assigns, and representatives and any and all other persons that may purport to assert any Cause of Action (as defined in the Plan) derivatively by or through the foregoing persons or entities (collectively, the “Debtor Releasing Parties”), conclusively, absolutely, unconditionally, irrevocably, and forever release and discharge each of the Supporting Noteholders and the Commitment Parties, and each of their respective affiliates, predecessors, successors, assigns, and subsidiaries; and (i) each of the respective current and former officers, directors, principals, equity holders, members, partners, managers, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund advisors, and other professionals of any of the foregoing (in each case, in any capacity); and (ii) each of the respective heirs, executors, estates, and nominees present and former of any of the foregoing (the persons and entities referred to in the foregoing clauses (i)-(ii), together with the Supporting Noteholders and the Commitment Parties, and each of their respective affiliates, predecessors, successors, assigns, and subsidiaries, collectively, the “Noteholder Released Parties”), from any and all claims, interests, obligations, suits, judgments, damages, demands, debts, rights, and Causes of Action, losses, remedies, or liabilities whatsoever (including any derivative claims asserted or assertable on behalf of the Debtors, their estates, or the Reorganized Debtors), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, accrued or unaccrued, existing or hereinafter arising, whether in law or equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign, or domestic law, rule, statute, regulation, treaty, right, duty, requirements or otherwise (collectively, “Debtor Subject Causes of Action”) that the Debtors, their estates, the Reorganized Debtors, or their respective affiliates would have been or at any time may be legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim or Interest or other person or entity, based on or relating to, or in any manner arising from, in whole or in part, the Debtors, these chapter 11 cases, the BCA, the PSA, the Plan, the transactions contemplated by the BCA, the PSA, and the Plan, the termination of the BCA, the PSA, and the Plan, the purchase, sale, or rescission of the purchase or sale of any security, debt, or other obligations of the Debtors or the Reorganized Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Noteholder Released Party, the restructuring of Claims and Interests before or during these chapter 11 cases, the negotiation, formulation, preparation, or consummation of the Plan, the PSA, the BCA, the definitive documents contemplated thereby, and the documents in the Plan Supplement (as defined in the PSA) or related agreements, instruments, or other documents relating thereto, or the solicitation of votes with respect to the Plan, in all cases based upon any act or omission, transaction, agreement, event, or other occurrence taking place on or before the date this Stipulation is approved by the Court; provided, that the foregoing release shall not affect, impair or operate as a release of rights against or obligations of Wolfcamp DrillCo Operating L.P. (including any contracts with Wolfcamp DrillCo Operating L.P. and any property interests or other arrangements that are the subject thereof) or any rights arising under or to enforce this Stipulation. For the avoidance of doubt, the release set forth in this paragraph shall include, and the Debtor Releasing Parties hereby conclusively, absolutely, unconditionally, irrevocably, and forever release and discharge the Noteholder Released Parties from, all Debtor Subject Causes of Action based on or relating to, or in any manner arising from, in whole or in part, the BCA, the PSA, and the termination of the BCA and the PSA.

5.                  In consideration of this Stipulation, the Supporting Noteholders and Commitment Parties hereby, on behalf of themselves and their respective successors, assigns, and representatives and any and all other persons that may purport to assert any Cause of Action (as defined in the Plan) derivatively by or through the foregoing persons or entities (collectively, the “Noteholder Releasing Parties”), conclusively, absolutely, unconditionally, irrevocably, and forever release and discharge each of the Debtors, and each of their respective affiliates, predecessors, successors, assigns, and subsidiaries; and (i) each of the respective current and former officers, directors, principals, equity holders, members, partners, managers, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, and other professionals of any of the foregoing (in each case, in any capacity); and (ii) each of the respective heirs, executors, estates, and nominees present and former of any of the foregoing (the persons and entities referred to in the foregoing clauses (i)-(ii), together with the Debtors, and each of their respective affiliates, predecessors, successors, assigns, and subsidiaries, collectively, the “Debtor Released Parties”), from any and all Claims (as defined in the Plan), Interests (as defined in the Plan), obligations, suits judgments, damages, demands, debts, rights, and Causes of Action, losses, remedies, or liabilities whatsoever (including any derivative claims asserted or assertable on behalf of the Supporting Noteholders or the Commitment Parties), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, accrued or unaccrued, existing or hereinafter arising, whether in law or equity, whether sounding in tort or contract, whether arising under federal or state statutory or common law, or any other applicable international, foreign, or domestic law, rule, statute, regulation, treaty, right, duty, requirements or otherwise (collectively, “Noteholder Subject Causes of Action”) that the Supporting Noteholders, the Commitment Parties, or their respective affiliates would have been or at any time may be legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim or Interest or other person or entity, based on or relating to, or in any manner arising from, in whole or in part, the Debtors, these chapter 11 cases, the BCA, the PSA, the Plan, the transactions contemplated by the BCA, the PSA, and the Plan, the termination of the BCA, the PSA, and the Plan, the purchase, sale, or rescission of the purchase or sale of any security, debt, or other obligations of the Debtors or the Reorganized Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the restructuring of Claims and Interests before or during these chapter 11 cases, the negotiation, formulation, preparation, or consummation of the Plan, the PSA, the BCA, the definitive documents contemplated thereby, and the documents in the Plan Supplement (as defined in the PSA) or related agreements, instruments, or other documents relating thereto, or the solicitation of votes with respect to the Plan, in all cases based upon any act or omission, transaction, agreement, event, or other occurrence taking place on or before the date this Stipulation is approved by the Court; provided, that the foregoing release shall not affect, impair or operate as a release of rights or obligations pertaining to prepetition funded debt claims against or Interests in any of the Debtors, any rights arising under or to enforce this Stipulation, any rights with respect to any Indemnification Obligations (as defined in the Plan) of any Debtor, or any claims, rights, or benefits under or with respect to any D&O Policy (as defined in the Plan, and including any “tail” policy). For the avoidance of doubt, the release set forth in this paragraph shall include, and the Noteholder Releasing Parties hereby conclusively, absolutely, unconditionally, irrevocably, and forever release and discharge the Debtor Released Parties from, all Noteholder Subject Causes of Action based on or relating to, or in any manner arising from, in whole or in part, the BCA, the PSA, and the termination of the BCA and the PSA.

6.                  Through November 25, 2020, each Supporting Noteholder or Commitment Party, as the case may be, agrees, severally and not jointly, to not contest, solely in its capacity as a holder of 1.25L Notes Claims, 1.5L Notes Claims, or Unsecured Claims (each, as defined in the Plan; and collectively, the “Applicable Claims”), any restructuring of the Debtors; provided, that such restructuring provides treatment no less favorable to any Applicable Claim held by such Supporting Noteholder or Commitment Party than the treatment provided to other holders of 1.25L Notes Claims (if such Applicable Claim is a 1.25L Notes Claim), 1.5L Notes Claims (if such Applicable Claim is a 1.5L Notes Claim), or Unsecured Claims (if such Applicable Claim is an Unsecured Claim); provided, further, that (subject to the terms of this Stipulation) the foregoing shall not limit such parties’ exercise of any rights with respect to any Claim that is not an Applicable Claim.

7.                  To the extent necessary, this Stipulation supersedes and modifies the Backstop Order and the Confirmation Order.

8.                  This Stipulation may be signed by the Parties in counterparts.

9.                  This Stipulation is subject to Court approval.

10.               The Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Stipulation.

IN WITNESS WHEREOF, this Stipulation has been executed and delivered as of March 19, 2020:

/s/ Gerard Uzzi	/s/ Alfredo R. Pérez
MILBANK LLP	WEIL, GOTSHAL & MANGES LLP
Gerard Uzzi, Esq. (admitted pro hac vice)	Alfredo R. Pérez (15776275)
Eric K. Stodola, Esq. (admitted pro hac vice)	Clifford Carlson (24090024)
55 Hudson Yards	700 Louisiana Street, Suite 1700
New York, NY 10001	Houston, Texas 77002
Telephone: (212) 530-5000	Telephone: (713) 546-5000
Facsimile: (212) 530-5219	Facsimile: (713) 224-9511
Email: guzzi@milbank.com	Email: Alfredo.Perez@weil.com
estodola@milbank.com	Clifford.Carlson@weil.com

Counsel for Elliott Associates, L.P. and Elliott	- and -
International, L.P.
WEIL, GOTSHAL & MANGES LLP
Matthew S. Barr (admitted pro hac vice)
Ronit Berkovich (admitted pro hac vice)
/s/ Jeffrey D. Saferstein	Scott R. Bowling (admitted pro hac vice)
Paul, Weiss, Rifkind, Wharton & Garrison LLP	David J. Cohen (admitted pro hac vice)
1285 Avenue of the Americas	767 Fifth Avenue
New York, New York 10019	New York, New York 10153
Attention: Jeffrey D. Saferstein, Esq.	Telephone: (212) 310-8000
Jacob A. Adlerstein, Esq.	Facsimile: (212) 310-8007
Email: jsaferstein@paulweiss.com	Email: Matt.Barr@weil.com
jadlerstein@paulweiss.com	Ronit.Berkovich@weil.com
Scott.Bowling@weil.com
Counsel for Apollo Management Holdings, L.P.	DavidJ.Cohen@weil.com

- and –

WEIL, GOTSHAL & MANGES LLP
Paul R. Genender (00790758)
200 Crescent Court, Suite 300
Dallas, Texas 75201
/s/ Sidney P. Levinson	Telephone: (214) 746-7700
Sidney P. Levinson	Facsimile: (214) 746-7777
Daniel E. Stroik	Email: Paul.Genender@weil.com
Debevoise & Plimpton LLP
919 Third Avenue	Attorneys for Debtors and
New York, NY 10022	Debtors in Possession
Tel: 212-909-6000
Fax: 212-909-6836
slevinson@debevoise.com
destroik@debevoise.com

Counsel for Access Industries Inc. and AI FQ Holdings, LLC

AVENUE ENERGY OPPORTUNITIES FUND, L.P.

By:  Avenue Energy Opportunities Partners, LLC, its General Member

By:  GL Energy Opportunities Partners, LLC, its Managing Member

/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE ENERGY OPPORTUNITIES FUND II, L.P.

By:  Avenue Energy Opportunities Partners II, LLC, its General Manager

BY:  GL Energy Opportunities Partners II, LLC, its Sole Member

/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE PPF OPPORTUNITIES FUND, L.P.

By:  Avenue PPF Opportunities Fund GenPar, LLC, its General Partner

/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE SPECIAL OPPORTUNITIES FUND II, L.P.

By:  Avenue SO Partners II, LLC, its General Partner

By:  GL SO Partners II, LLC, its Managing Member

/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE STRATEGIC OPPORTUNITIES FUND, L.P.

By:  Avenue Strategic Opportunities Fund GenPar, LLC, its General Partner

By:  GL Strategic Opportunities Partners, LLC, its sole member

/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Managing Member

DESTINATIONS MULTI STRATEGY ALTERNATIVES FUND, A SERIES OF BRINKER CAPITAL DESTINATIONS TRUST, as Assignee

/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Managing Member

AVENUE EUROPE SELECT OPPORTUNITIES FUND, L.P.

By:  Avenue Europe Select Opportunities Fund GenPar, LLC, its General Partner

/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

So ordered:

Dated:	, 2020
Houston, Texas

UNITED STATES BANKRUPTCY JUDGE

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